Exhibit 99.3
INDEX
TERRASPHERE SYSTEMS LLC.
CONVERTED ORGANICS INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2010

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income (Loss) for the three month period ended March 31, 2010

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income (Loss) for the year ended December 31, 2009

Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

On July 6, 2010, Converted Organics Inc. (the “Company”) and its wholly-owned subsidiary TerraSphere Inc. entered into a membership interest purchase agreement (“Agreement”) with TerraSphere Systems LLC to acquire 100% of the membership interests in TerraSphere Systems LLC (“TerraSphere”) subject to, among other items, the Company’s shareholder approval. This acquisition enables the Company to license TerraSphere’s patented Growth System, which is a system of modules and processes for growing plants in a controlled environment. The system uses and controls precise combinations of light, water, nutrition, gravity, centrifugal forces, and gasses to produce growing conditions that can be controlled and manipulated to result in desired plant growth and maximum crop production.

Terms

The Agreement allows for an election by TerraSphere members to accept 1) a purchase price of $21,000,000 of Company common stock upon closing of the transaction (with a 6 month holding period) (“Option One”) or 2) a purchase price of $12,000,000 of Company common stock upon closing of the transaction with an option to earn an additional $16,000,000 in contingent consideration based upon TerraSphere achieving certain milestones and agreeing to an 18 month holding period on stock distributed to them (“Option Two”). Based on 31% of TerraSphere members’ electing Option One and 69% electing Option Two, the maximum total purchase price is $25,830,000 payable in the Company’s common stock valued at $0.756 per share. Per the Agreement, TerraSphere members who elected Option One will receive $6,510,000 upon closing and members electing Option Two will receive $8,280,000 upon closing and up to an additional $11,040,000 based on achieving the defined milestones (contingent consideration).

Milestone One Payment:  $3,450,000 of Company common stock, if, and only if, between the date of the Agreement and the 90th day following the closing date or the 180th day following the date of the Agreement, the following occurs (such shares to be payable within ten (10) business days of achievement of the following or the closing date, whichever is later): For a period of five (5) consecutive trading days, the Company’s market capitalization exceeds the sum of: (1) the Company’s initial market capitalization on the date of execution of the Agreement, plus (2) the closing price per share, or $0.756, multiplied by the number of shares of Company common stock to be issued at closing pursuant to the Agreement, and, if such calculation is being made prior to the closing date, including this Milestone One. If between the date of the Agreement and the 90th day following the closing date or the 180th day following the date of the Agreement, the Company completes an equity financing, the cash received from the equity financing during such period shall be added to the market capitalization. If between the closing date and December 31, 2011, the Buyer sells equity of either the Company or any of the Company’s subsidiaries, any cash received from such equity sales during such period shall be added to the market capitalization;

Milestone Two Payment:  $1,380,000 of Company common stock, if, and only if, $2,000,000 of TerraSphere’s accounts receivable as of the date of the Agreement are received prior to February 28, 2011;

Milestone Three Payment:  $3,450,000 of Company common stock, if, and only if, the Company generates gross margin of $6,000,000 (gross margin target) from its operations during the period commencing as of the date of the Agreement and ending on December 31, 2011; provided that, if the Company generates gross margin of at least $4,200,000 (gross margin threshold) from its operations during such period, the Sellers shall be entitled to a pro rata portion of the Company common stock; and

Milestone Four Payment:  $2,760,000 of Company common stock, if, and only if, the Company generates gross margin of $4,000,000 from its operations during any six-month period commencing on the Agreement date and ending on December 31, 2012; provided that, if the Company achieves the Milestone Three gross margin threshold, but does not achieve the Milestone Three gross margin target, 83.3% of the difference between the Milestone Three gross margin target and the actual gross margins achieved pursuant to the Agreement (the “Milestone Three Deficiency”) may be added by the Sellers to the Milestone Four Payment and the Milestone Four gross margin target. Notwithstanding anything to the contrary herein, the total amounts payable pursuant to the Milestone Three Payment and Milestone Four Payment shall be no more than $6,210,000 of Company common stock.

The Company used the following assumptions to calculate fair value of the contingent consideration:

Milestone One:  The acquisition of TerraSphere will diversify the Company’s base while still sustaining business practices that protect and value the environment, current customers, colleagues, and shareholders. The likelihood of meeting this milestone is largely dependent on the state of the U.S. economy and future market conditions, both of which are uncertain and unpredictable. If the U.S. economy becomes stagnant or the market conditions are not favorable for investors, the Company may not achieve this milestone. Based on the uncertainty of the U.S. economy and the unpredictability of the market over the next 6-12 months, the Company has estimated that the likelihood of achieving this milestone is 75% and, as such, has determined that the fair value of this contingent payment is $2,588,000.

Milestone Two:  The Company has reviewed the customers’ credit worthiness and ability to make the required installment payments. Based on this information, the Company has estimated that the likelihood of achieving this milestone is 95% and, as such, has determined that the fair value of this contingent payment is $1,311,000.

Milestones Three and Four:  The Company has evaluated milestones three and four together as they can be achieved over the same milestone period. The Company has reviewed TerraSphere’s operating estimates and historical data and believes these milestones are achievable. TerraSphere’s plans are based on the U.S. economy continuing to grow at a steady rate, investors investing in new technology and market acceptance of the Growth System technology. If the U.S. economy becomes stagnant or the market conditions are not favorable or the technology is not well received during the milestone periods, the Company may not achieve the milestones. Based on the uncertainty of the U.S. economy and the unpredictability of the market over the next 36 months, the Company has estimated that the likelihood of achieving milestones three and four is 50% and as such, has determined that the fair value of these contingent payments is $3,105,000.

The estimated purchase price at fair value is as follows:

Election of Option One	$6,510,000
Election of Option Two	8,280,000
Milestone one payment	2,588,000
Milestone two payment	1,311,000
Milestones three and four payments	3,105,000

$21,794,000

The following unaudited pro forma consolidated financial information gives effect to the Company acquiring 100% of the membership interests in TerraSphere Systems, LLC and should be read in conjunction with the Company’s Form 8-K dated July 6, 2010 and filed on July 7, 2010, the historical financial statements and the related notes of Converted Organics Inc., which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the quarterly financial statements and the related notes of Converted Organics, Inc., which are included in the Company’s Form 8-K as of March 31, 2010, the TerraSphere Systems, LLC financial statements which are included in this proxy statement.

The unaudited pro forma consolidated balance sheet as of March 31, 2010 gives effect to the acquisition of TerraSphere Systems, LLC transaction as if it had occurred on March 31, 2010, and the unaudited pro forma consolidated statements of operations and comprehensive income (loss) for the year ended December 31, 2009 and for the three month period ended March 31, 2010 give effect to the acquisition as if it had occurred on January 1, 2009.

The unaudited pro forma consolidated financial statements include all material pro forma adjustments necessary for their preparation, as required by Article 11 of Regulation S-X and, accordingly, do not assume any benefits from cost savings or synergies of operations.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma consolidated financial statements do not purport to represent what the Company’s financial condition or results of operations would actually have been had these transactions in fact occurred as of the dates indicated above or to project the Company’s results of operations for the period indicated or for any other period.

Changes in the fair value of contingent consideration that the Company recognizes after the acquisition date may be the result of additional information about facts and circumstances that existed at the acquisition date that the Company obtained after that date. Such changes are considered to be measurement period adjustments and would adjust the purchase price for changes within one year from the acquisition date. Contingent consideration classified as an asset or a liability that exceed a year from the acquisition date is remeasured at fair value and recognized in earnings.

CONVERTED ORGANICS INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2010

	Historical	Pro		Pro
	Converted Organics	Forma		Forma
	Inc. and Subsidiaries	Adjustments	Reference	Consolidated

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,113,359	$106,830	(1)	$4,220,189
Restricted cash	233,316	—		233,316
Accounts receivable, net	495,450	950,000	(1)	1,445,450
Inventories	371,301	—		371,301
Prepaid rent	641,781	—		641,781
Other prepaid expenses	624,319	106,521	(1)	730,840

Total current assets	6,479,526	1,163,351		7,642,877

Deposits	800,419	5,886	(1)	806,305
Restricted cash	29,769	—		29,769
Other assets	166,667	—		166,667
Property and equipment, net	18,382,828	158,819	(1)	18,541,647
Construction-in-progress	328,637	81,017	(1)	409,654
Capitalized bond costs, net	802,424	—		802,424
Intangible assets, net	1,923,617	10,000,000	(1)	11,923,617
Goodwill	—	12,370,000	(1)	12,370,000

Total assets	$28,913,887	$23,779,073		$52,692,960

LIABILITIES AND OWNERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Term notes payable — current	$1,812,764	$184,351	(1)	$1,997,115
Accounts payable	1,150,770	1,353,304	(1)	2,504,074
Accrued compensation, officers, directors and consultants	455,218	—		455,218
Accrued legal and other expenses	708,095	12,834	(1)	720,929
Accrued interest	249,191	—		249,191
Deferred revenue	—	434,584	(1)	434,584
Convertible notes payable, net of unamortized discount	286,450	—		286,450
Capital lease obligations — current	12,069	—		12,069

Total current liabilities	4,674,557	1,985,073		6,659,630

Capital lease obligation, net of current portion	25,654	—		25,654
Term notes payable, net of current portion	509,833	—		509,833
Derivative liabilities	2,261,897	—		2,261,897
Bonds payable	17,500,000	—		17,500,000

Total liabilities	24,971,941	1,985,073		26,957,014

COMMITMENTS AND CONTINGENCIES	—	—		—
OWNERS’ EQUITY (DEFICIT)
Preferred stock, $.0001 par value, authorized
10,000,000 shares; no shares issued and outstanding	—	—		—
Common stock, $.0001 par value, authorized 75,000,000 shares	3,802	1,852	(1)	5,654
Additional paid-in capital	60,209,902	21,792,148	(1)	82,002,050
Accumulated deficit	(56,271,758)	—		(56,271,758)

Total owners’ equity	3,941,946	21,794,000		25,735,946

Total liabilities and owners’ equity	$28,913,887	$23,779,073		$52,692,960

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2010

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and Subsidiaries	Adjustments	Reference	Consolidated

Revenues	$859,826	$1,684,183	(2)	$2,544,009
Cost of good sold	1,966,101	703,301	(2)	2,669,402

Gross loss	(1,106,275)	980,882		(125,393)
Operating expenses
General and administrative expenses	4,089,501	436,998	(2)	4,526,499
Research and development	64,059	—	(2)	64,059
Depreciation expense	2,819	—		2,819
Amortization of capitalized costs	75,371	177,484	(2),(3)	252,855
Amortization of license	8,548	—		8,548

Loss from operations	(5,346,573)	366,400		(4,980,173)

Other income/(expenses)
Interest income	281	—		281
Derivative gain/(loss)	(635,155)	—		(635,155)
Other income	—	17,190	(2)	17,190
Interest expense	(398,246)	(3,905)	(2)	(402,151)

	(1,033,120)	13,285		(1,019,835)

Loss before provision for income taxes	(6,379,693)	379,685		(6,000,008)
Provision for income taxes	—	—		—

Net loss	(6,379,693)	379,685		(6,000,008)
Net income (loss) attributable to noncontrolling interest	—	(117,507)	(2)	(117,507)

Net income (loss) attributable to Converted Organics Inc. before other comprehensive income (loss)	(6,379,693)	497,192		(5,882,501)
Other comprehensive income (loss):
Foreign currency translation adjustment	—	(41,766)	(2)	(41,766)

Comprehensive income (loss)	(6,379,693)	455,426		(5,924,267)
Comprehensive income (loss) attributable to noncontrolling interest	—	(6,264)	(2)	(6,264)

Comprehensive income (loss) attributable to Converted Organics Inc.	$(6,379,693)	$461,690		$(5,918,003)

Net loss per share, basic and diluted	$(0.17)		(4)	$(0.10)

Weighted average common shares outstanding	37,864,169		(4)	56,389,068

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Historical
	Converted Organics	Pro Forma		Pro Forma
	Inc. and Subsidiaries	Adjustments	Reference	Consolidated

Revenues	$2,633,782	$36,732	(2)	$2,670,514
Cost of good sold	6,914,857	—		6,914,857

Gross loss	(4,281,075)	36,732		(4,244,343)
Operating expenses
General and administrative expenses	10,049,830	1,291,586	(2)	11,341,416
Research and development	637,142	613	(2)	637,755
Depreciation expense	723,846	—		723,846
Amortization of capitalized costs	357,718	673,050	(2),(3)	1,030,768
Amortization of license	16,500	—		16,500

Loss from operations	(16,066,111)	(1,928,517)		(17,994,628)

Other income/(expenses)
Interest income	24,097	—		24,097
Loss on impairment of long-term assets	(3,928,129)	—		(3,928,129)
Derivative gain/(loss)	5,766,035	—		5,766,035
Other income	68,995	55,114	(2)	124,109
Interest expense	(6,970,675)	(9,218)	(2)	(6,979,893)

	(5,039,677)	45,896		(4,993,781)

Loss before provision for income taxes	(21,105,788)	(1,882,621)		(22,988,409)
Provision for income taxes	—	—		—

Net loss	(21,105,788)	(1,882,621)		(22,988,409)
Net income (loss) attributable to noncontrolling interest	—	74,934	(2)	74,934

Net income (loss) attributable to Converted Organics Inc. before other comprehensive income (loss)	(21,105,788)	(1,957,555)		(23,063,343)
Other comprehensive income (loss):
Foreign currency translation adjustment	—	(57,491)	(2)	(57,491)

Comprehensive income (loss)	(21,105,788)	(2,015,046)		(23,120,834)
Comprehensive income (loss) attributable to noncontrolling interest	—	(8,623)	(2)	(8,623)

Comprehensive income (loss) attributable to Converted Organics Inc.	$(21,105,788)	$(2,006,423)		$(23,112,211)

Net loss per share, basic and diluted	$(1.08)		(4)	$(0.61)

Weighted average common shares outstanding	19,569,853		(4)	38,114,781

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CONVERTED ORGANICS INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following numbered notes are referenced on the Unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations and Comprehensive Income (Loss).

(1)	The Company purchased 100% of the membership interests in TerraSphere Systems, LLC, for consideration and contingent consideration with an estimated fair value of $21,794,000 all consideration is to be paid in the Company’s common stock.

The estimated purchase price has been allocated to the assets and liabilities on a preliminary basis using estimated fair value information currently available. The allocation of the purchase price to the assets and liabilities will be finalized within a year as the Company obtains more information regarding asset valuations, liabilities assumed, contingent consideration and revisions of preliminary estimates of fair value made as the date of purchase. The preliminary purchase price allocation is as follows:

Cash and cash equivalents	$106,830
Accounts receivable	950,000
Other assets	112,407
Leasehold improvements	158,819
Construction-in-process	81,017
Goodwill	12,370,000
Patents and patent related costs	10,000,000
Assumption of liabilities	(1,985,073)

Total allocation of purchase price(*)	$21,794,000

The Company plans to amortize the leasehold improvements over their estimated service lives or the remaining terms of the related leases, whichever are shorter. Patents and patent related costs will be amortized over the 15 year remaining life of the patents.

(*)	The purchase price of $21,794,000 is an estimate based on the assumptions listed in the “Unaudited Pro Forma Condensed Combined Financial Statements” section of this document. Actual results could vary significantly from this estimate. Any adjustments within one year would adjust the purchase price. Adjustments after one year of the acquisition date are remeasured to fair value at each reporting date until the contingency is resolved and the changes in fair value are recognized in earnings in accordance with ASC 805 “Business Combinations”.

(2)	The operations of TerraSphere Systems, LLC are consolidated with the operations of Converted Organics Inc. assuming that the transaction was completed on January 1, 2009.

(3)	Amortization expense related to the fair value assigned to the patent and patent related costs.

(4)	Earnings per share has been recalculated to reflect the number of common stock shares issued in acquiring TerraSphere.